UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 4, 2016

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2016, the Company held its Annual Meeting of the Shareholders (the “Annual Meeting”) in Buffalo, New York. At the Annual Meeting, the Company’s shareholders approved three proposals based on the votes set forth below. The proposals are described in detail in the proxy statement for the Annual Meeting.

Proposal 1

The election of three directors, whose terms are described in the proxy statement.

Director’s Name	For	Withhold Authority	Broker Non-Votes
Valerie Rahmani	11,880,985	115,963	0
David H. Klein	11,022,759	974,189	0
James R. Helvey III	11,822,823	174,125	0

Proposal 2

Non-Binding Approval, on an Advisory Basis, of the Company’s Compensation Plan for Named Executive Officers.

For	Against	Abstain
11,266,348	302,392	428,208

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2016	COMPUTER TASK GROUP, INCORPORATED

/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President, General Counsel and Secretary

3